Principal Exchange-Traded Funds
Supplement dated March 16, 2018
to the Statement of Additional Information dated November 1, 2017
(as supplemented on November 1, 2017, December 15, 2017 and January 30, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks, delete the last sentence of the first paragraph and replace with the following:
In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the acquisition price the Funds pay to the seller of the securities.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
In the Officers of the Trust section, delete references to Greg Reymann.
Delete the row relating to Teri R. Root from the Officers of the Trust table, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Teri R. Root Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015 - 2018)	Deputy Chief Compliance Officer, PGI (since 2017) Vice President and Chief Compliance Officer, PMC (2015-2017) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

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